Execution Version

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of December 30, 2016 (the “Amendment Effective Date”) relating to the Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended prior to the date hereof, the “Credit Agreement”) among MoneyGram International, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and Bank of America, N.A., a national banking association, as LC Issuer, as the Swing Line Lender, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent.
WHEREAS, the Administrative Agent and the Borrower have agreed that there is an inconsistency of a technical nature in the provision of the Credit Agreement and that the Administrative Agent and the Borrower are authorized to amend such provision without any further action or consent of any other party to any Loan Documents, as provided in Section 8.04 of the Credit Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.
SECTION 2.Amendment. The definition of “Revolving Credit Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in full as follows:
“Revolving Credit Maturity Date” means (i) with respect to the Revolving Loans and Revolving Credit Commitment of any Extending Lender, September 28, 2019, or, if such day is not a Business Day, the next preceding Business Day (the “Extended Revolving Credit Maturity Date”) and (ii) with respect to the Revolving Loans and Revolving Credit Commitments of any Non-Extending Lender, March 28, 2018, or, if such day is not a Business Day, the next preceding Business Day (the “Initial Revolving Credit Maturity Date”).
SECTION 3.Effectiveness. This Amendment shall become effective when each of the following conditions has been satisfied or waived:
(i)the Administrative Agent shall have received this Amendment, executed and delivered by the Administrative Agent and the Borrower, as required under Section 8.04 of the Credit Agreement to approve the Amendment;
(ii)the Required Lenders (as defined in the Credit Agreement) shall have not objected to this Amendment in writing within ten Business Days following the notice thereof.
SECTION 4.Representations and Warranties. The Borrower represents and warrant that as of the date hereof:
(a)Each of the representations and warranties contained in Article 5 of the Credit Agreement is true and correct as of the date hereof in all material respects except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date;
(b)Each of the Loan Parties has the power and authority and legal right to execute and deliver this Amendment and to perform its obligations under the Loan Documents to which it is a party (in each case in this Section 4, as amended by this Amendment). The execution and delivery by each of the Loan Parties of this Amendment and the performance of its obligations under the Loan Documents to which it is a party have been duly authorized by proper corporate or other organizational proceedings, and the Loan Documents to which each such Loan Party is a party constitute legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles; and
(c)Neither the execution and delivery by any Loan Party of this Amendment, nor the consummation of the transactions contemplated by the Loan Documents, nor compliance with the provisions thereof will violate (x) any applicable law, rule, regulation, ruling, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or any Property of such Person or (y) the Borrower’s or any Material Domestic Subsidiary’s articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by laws, or operating or other management agreement, or substantially equivalent governing document, as the case may be, or (z) the provisions of any note, bond, mortgage, deed of trust, license, lease indenture, instrument, agreement or other obligation (each a “Contract”) to which the Borrower or any Subsidiary is a party or is subject, or by which it, or its Property, is bound, or conflict with, result in a breach of any provision thereof or constitute a default thereunder (or result in an event which, with notice or lapse of time or both, would constitute a default thereunder), or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or (except for the Liens created by the Loan Documents and Permitted Liens) result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such note, bond, mortgage, deed of trust, license, lease indenture, instrument, agreement or other obligation, except with respect to clauses (x) or (z), to the extent, individually or in the aggregate, that such violation, conflict, breach, default or creation or imposition of any lien could not reasonably be expected to result in a Material Adverse Effect. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Material Domestic Subsidiaries, is required to be obtained by the Borrower or any of its Material Domestic Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under this Amendment, the payment and performance by the Borrower of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents.
SECTION 5.Effect of Amendment. By signing this Amendment, each Loan Party hereby confirms that (i) the obligations of the Credit Parties under the Credit Agreement as modified hereby and the other Loan Documents are entitled to the benefits of the guarantees and the security interests set forth or created in the Guaranty, the Collateral Documents and the other Loan Documents and (ii) notwithstanding the effectiveness of the terms hereof, the Guaranty, the Collateral Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Collateral Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 6.Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
SECTION 7.Miscellaneous. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. The Borrower shall pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby (including reasonable fees and expenses of Davis Polk & Wardwell LLP). The provisions of this Amendment are deemed incorporated into the Credit Agreement as if fully set forth therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MONEYGRAM INTERNATIONAL, INC.

By:    /s/ Lawrence Angelilli
Name: Lawrence Angelilli
Title:     Chief Financial Officer

MONEYGRAM PAYMENT SYSTEMS WORLDWIDE, INC.
MONEYGRAM PAYMENT SYSTEMS, INC.
MONEYGRAM OF NEW YORK LLC

By:    /s/ Lawrence Angelilli
Name: Lawrence Angelilli
Title: Chief Financial Officer

[Signature page to Amendment No. 3]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kevin L. Ahart
Name: Kevin L. Ahart Title: Vice President

[Signature page to Amendment No. 3]